                                                                   EXHIBIT 10.29


January 8, 1999

TO:       Jeff Jones, President and CEO, BIOLASE

FROM:     Keith G. Bateman

SUBJECT:  Offer of Employment



This letter hereby acknowledges the agreement between Jeffrey Jones, President and CEO of BioLase and Keith G. Bateman. Following is a synopsis of the position and compensation agreed upon:

Position/Title:         Vice President, Global Sales

Responsibility:         All sales of all products, global. Management of all
                        sales personnel.

Reports to:             CEO

Compensation:

Base Salary:            $110,000

Tiered Commission Rate

& Year End Bonus:       Total compensation including base salary, commissions
                        and year end bonus is approximately $200,000 at quota.
                        See the attached Tables A & B for the base salary component, the commission rate component and the year bonus component of the total compensation. Sales goals, targets, year end bonus and stock options will be based on all sales of all products from January 1, 1999 through December 31, 1999.

Quota: Quota per plan is $16,200,000. In the event the DermaLase is not available for sales and shipment by August 1, 1999, quota will be reduced to $15,000,000.

Stock Options:          50,000 incentive stock options at $2 1/8 to accrue over
                        the first six months of employment and an additional
                        50,000 vested options at $2 1/8 if year end sales quota is met (see Tables A & B for details). It is the intention of BioLase to


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                        offer similar stock options in the year 2000. These year
                        2000 options will have similar performance stipulations.

Start Date:             January 8, 1999

Terms of Employment:    Either party may terminate this agreement at will with
                        the following exceptions: in the event BioLase is acquired or merged, the new entity has the option of (1) offering Bateman a one year contract at the same or a better compensation plan, or (2) paying Bateman a severance pay for nine months equal to his previous nine months total compensation including base salary, commissions and bonuses.

Both parties agree that this preliminary agreement may be replaced with a refined version so long as the basic terms defined herein remain intact.



 /s/ Keith G. Bateman        January 8, 1999
-------------------------------------------------------
I agree to the above terms and conditions of employment
Keith G. Bateman/Date


 /s/ Jeffrey W. Jones        January 8, 1999
-------------------------------------------------------
I agree to the above terms and conditions of employment for Keith G. Bateman Jeffrey W. Jones
President & CEO
BIOLASE TECHNOLOGY, INC.

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                     COMPENSATION PLAN FOR KEITH G. BATEMAN
                                VP GLOBAL SALES

Table A:


                               Monthly Sales                                               Annualized Sales           Annualized
 Monthly Sales Amount             Amount            Commission Rate   Monthly Commission        Amount                Commission
---------------------------------------------------------------------------------------------------------------------------------
         $0-600,000           $  600,000.00               .25%           $ 1,500.00         $ 7,200,000.00            $ 18,000.00
---------------------------------------------------------------------------------------------------------------------------------
$601,000-$1,301,000           $  700,000.00               .50%           $ 3,500.00         $ 8,400,000.00            $ 42,000.00
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                        $1,300,000.00                              $ 5,000.00         $15,600,000.00            $ 60,000.00
---------------------------------------------------------------------------------------------------------------------------------
Base Salary                                                              $ 9,166.66                                   $110,000.00
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                   $14,166.66                                   $170,000.00
---------------------------------------------------------------------------------------------------------------------------------
 Year End Bonus/Quick Zone    Quick Zone Amt.                                                                         $ 33,000.00
   based on sales from            At 5.5%
$15,600,000-$16,200,000         $600,000.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                                 $203,000.00
---------------------------------------------------------------------------------------------------------------------------------

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Table B (applicable retroactively for Bateman's compensation if the DermaLase is not available for sale and shipment by August 1, 1999:


                               Monthly Sales                                               Annualized Sales          Annualized
 Monthly Sales Amount             Amount           Commission Rate    Monthly Commission        Amount                Commission
---------------------------------------------------------------------------------------------------------------------------------
$0-500,000                    $  500,000.00               .25%           $ 1,250.00         $ 6,000,000.00            $ 15,000.00
---------------------------------------------------------------------------------------------------------------------------------
$501,000-$1,201,000           $  700,000.00               .50%           $ 3,500.00         $ 8,400,000.00            $ 42,000.00
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                        $1,200,000.00                              $ 5,750.00         $14,400,000.00            $ 57,000.00
---------------------------------------------------------------------------------------------------------------------------------
Base Salary                                                              $ 9,166.66                                   $110,000.00
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                   $13,916.66                                   $167,000.00
---------------------------------------------------------------------------------------------------------------------------------
 Year End Bonus/Quick Zone   Quick Zone Amt                                                                           $ 33,000.00
  based on sales from            At 5.5%
$14,400,000-$15,000,000        $600,000.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                                 $200,000.00
---------------------------------------------------------------------------------------------------------------------------------

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